Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2101

 Closed-End Strategy: Master Municipal Income Portfolio – National Series 2021-1

 Supplement to the Prospectus

Effective March 8, 2021 (the “Merger Date”), the BlackRock MuniHoldings Quality Fund, Inc. (ticker: MUS) and the BlackRock MuniHoldings Fund II, Inc. (ticker: MUH) merged into the BlackRock MuniHoldings Fund, Inc. (ticker: MHD). The Portfolio, as a holder of shares of the BlackRock MuniHoldings Quality Fund, Inc. and the BlackRock MuniHoldings Fund II, Inc., received shares of the BlackRock MuniHoldings Fund, Inc., the number of such shares received based on the net asset value of each fund on March 5, 2021. Accordingly, all references in the prospectus to BlackRock MuniHoldings Quality Fund, Inc. and the BlackRock MuniHoldings Fund II, Inc. are replaced with BlackRock MuniHoldings Fund, Inc. The Portfolio will continue to hold and purchase shares of the BlackRock MuniHoldings Fund, Inc.

Supplement Dated: March 8, 2021